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                                                                    Exhibit 23.2

                    [Letterhead of Deloitte Touche Tohmatsu]


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statements on Form S-8 of Deswell Industries, Inc. of our report dated June 28, 2002, appearing in the Annual Report on Form 20-F of Deswell Industries, Inc for the year ended March 31, 2002.


/s/ Deloitte Touche Tohmatsu

Hong Kong
June 28, 2002